UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

October 1, 2019

Date of Report (Date of earliest event reported)

Tocagen Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38052	26-1243872
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

4242 Campus Point Court, Suite 500 San Diego, California	92121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 412-8400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	TOCA	The Nasdaq Global Select Market

Item 2.05 Costs Associated with Exit or Disposal Activities.

On October 1, 2019, Tocagen Inc. (the “Company”) commenced a corporate restructuring plan that includes reducing its workforce by approximately 65% in order to extend the Company’s resources. The restructuring was approved by the Company’s Board of Directors on October 1, 2019, and affected employees were informed on October 2, 2019. The Company estimates that it will incur a one-time personnel-related restructuring charges of approximately $1.0 million for employee severance and other related termination benefits. Severance payments are expected to be paid in full by December 31, 2019.

The estimates of costs that the Company expects to incur and the timing thereof are subject to a number of assumptions and actual results may differ.

Item 8.01 Other Events.

On October 3, 2019, the Company issued a press release announcing a strategic update and corporate restructuring. A copy of the press release is attached as Exhibit 99.1 to this report.

Item 9.01Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release dated October 3, 2019.

Forward-Looking Statements

Statements contained in this report and the attached press release regarding matters that are not historical facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Such statements include, but are not limited to, statements regarding the Company’s expected impact and timing of its corporate restructuring plan, plans and priorities for clinical development, and timing for financial guidance. Risks that contribute to the uncertain nature of the forward-looking statements include, but are not limited to, the Company’s ability to carry out its corporate restructuring plan and planned clinical development activities and its estimates regarding expenses, future revenue and capital requirements. These and other risks and uncertainties are described more fully under the caption “Risk Factors” and elsewhere in the Company’s filings and reports with the United States Securities and Exchange Commission. All forward-looking statements contained in this report and the attached press release speak only as of the date on which they were made. The Company undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tocagen Inc.

Date: October 3, 2019	By:	/s/ Mark Foletta
Mark Foletta
Chief Financial Officer